EXHIBIT 32.1

                                      CERTIFICATION

   In connection with quarterly report of BPC Holding Corporation and Berry Plastics Corporation (the "Registrants") on Form 10-Q for the quarter ended June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ira G. Boots, the President and Chief Executive Officer of the Registrants, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


Date:  October 22, 2003                 /s/ Ira G. Boots
                                        --------------------------------
                                        Ira G. Boots
                                        President and Chief Executive Officer